CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the PRESIDENT of MONY Series Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended June 30, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. such Form N-CSR fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

August 20, 2003	Sign:	/s/ KENNETH M. LEVINE

Kenneth M. Levine President

The undersigned, the CONTROLLER of MONY Series Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended June 30, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. such Form N-CSR fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

August 20, 2003	Sign:	/s/ PHILLIP G. GOFF

Phillip G. Goff Controller